Important Information Regarding
the Federated Hermes Funds

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES AND PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective August 28, 2026, the exchange privileges for the Federated Hermes funds listed below (the “Funds”) have been amended such that the Class F Shares of the Funds may be exchanged for Class F Shares or Class A Shares of any other Federated Hermes fund.
Accordingly, effective August 28, 2026, please make the following changes:
Under the heading entitled “How to Redeem and Exchange Shares” sub-heading “Exchange Privilege” please delete the following disclosure in its entirety:
A, C & F Classes
You may exchange Shares into shares of the same class of another Federated Hermes fund.
And replace it with:
“A and C Classes
You may exchange Shares into shares of the same class of another Federated Hermes fund.
F Class
Class F Shares may be exchanged for Class F Shares or Class A Shares of any other Federated Hemes fund.”
For purposes of this supplement, the “Funds” include the following:
FEDERATED HERMES INCOME SECURITIES TRUST
Federated Hermes Capital Income Fund
Federated Hermes Muni and Stock Advantage Fund
FEDERATED HERMES STRATEGIC DIVIDEND GROWTH FUND, INC.
Federated Hermes Strategic Dividend Growth Fund, Inc.
May 18, 2026

Federated Hermes Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457242 (5/26)
© 2026 Federated Hermes, Inc.